UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2025

TELA Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39130	45-5320061
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Great Valley Parkway, Suite 24 Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 320-2930

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TELA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

(a) Entry into Perceptive Term Loan Facility

On November 13, 2025 (the “Signing Date”), TELA Bio, Inc. (the “Company”) entered into a Credit Agreement and Guaranty (the “Credit Agreement”) with Perceptive Credit Holdings V, LP, as lender and administrative agent (“Perceptive”), which provides for a senior secured term loan facility in an aggregate principal amount of up to $70.0 million (the “Perceptive Term Loan Facility”). An initial loan in an aggregate principal amount of $60.0 million (the “Initial Loan”) will be funded under the Perceptive Term Loan Facility on November 14, 2025 (the “Closing Date”). In addition to the Initial Loan, the Perceptive Term Loan Facility includes an additional delayed draw loan in an aggregate principal amount of $10.0 million to be available in a single drawing after the Closing Date on or prior to the Delayed Draw Commitment Termination Date (as defined in the Credit Agreement) (the “Delayed Draw Loan,” together with the Initial Loan, the “Loans”), which will be accessible by the Company so long as it satisfies certain customary conditions precedent. The Perceptive Term Loan Facility has a maturity date of November 14, 2030 (the “Maturity Date”).

Interest Rate

The Perceptive Term Loan Facility will accrue interest at an annual rate equal to the sum of (a) an applicable margin of 7.85% (the “Applicable Margin”) plus (b) the greater of (i) the Reference Rate (as defined in the Credit Agreement) and (ii) four and one quarter percent (4.25%). Accrued interest on the Term Loans is payable monthly in arrears. Upon an Event of Default (as defined in the Credit Agreement), the Applicable Margin will automatically increase by an additional 3.00% per annum.

Amortization and Prepayment

Prior to the Maturity Date, there will be no scheduled principal payments under the Perceptive Term Loan Facility. On the Maturity Date, the Company is required to pay Perceptive the aggregate outstanding principal amount of the Loans and all accrued and unpaid interest thereon. The Term Loans may be prepaid at any time, subject to a prepayment premium equal to 2% to 10% of the aggregate outstanding principal amount being prepaid, depending on the date of prepayment.

Security Instruments and Warrant

In connection with the Credit Agreement, the Company also entered into a Security Agreement (the “Security Agreement”), dated as of the Signing Date, with Perceptive, pursuant to which all of its obligations under the Credit Agreement are secured by a first lien perfected security interest on substantially all of its existing and after-acquired assets, subject to customary exceptions.

In addition, on the Closing Date, as consideration for the Credit Agreement, the Company will issue to Perceptive warrants to purchase up to 2,000,000 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), with an exercise price of $1.11 (the “Initial Loan Warrants”). Additionally, in connection with the Delayed Draw Loan, the Company will issue to Perceptive warrants to purchase up to 333,333 shares of its Common Stock, with an exercise price of $1.11 (the “DDL Warrants” and, together with the Initial Loan Warrants, the “Warrants”).

The Warrants have an expiration date of November 14, 2035 and may be exercised on a cashless or “net” basis. The Warrants are freely transferable and will be automatically exercised, on a cashless basis, prior to its expiration if the value of the shares underlying the to be issued warrants is greater than the then-applicable exercise price. The exercise price described herein is subject to adjustment for certain recapitalization events, as further described in the Warrants. Pursuant to the Warrants, the Company has granted Perceptive certain resale registration rights in respect of the Warrant Shares.

The Company will issue the Warrants in reliance upon an exemption from registration contained in Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). The Warrants and the Warrant Shares issuable thereunder may not be offered, sold, pledged or otherwise transferred in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act.

Representations, Warranties, Covenants, and Events of Default

The Credit Agreement contains certain representations and warranties, affirmative covenants, negative covenants, financial covenants, and conditions that are customarily required for similar financings. The affirmative covenants, among other things, require the Company to undertake various reporting and notice requirements, maintain insurance and maintain in full force and effect all Regulatory Approvals, Material Agreements, Intellectual Property (each as defined in the Credit Agreement) and other rights, interests or assets (whether tangible or intangible) reasonably necessary for the operations of its business. The negative covenants restrict or limit the Company’s ability to, among other things and subject to certain exceptions contained in the Credit Agreement, incur new indebtedness; create liens on assets; engage in certain fundamental corporate changes, such as mergers or acquisitions, or changes to the Company’s business activities; make certain Investments or Restricted Payments (each as defined in the Credit Agreement); change the Company’s fiscal year; pay dividends; repay other certain indebtedness; engage in certain affiliate transactions; or enter into, amend or terminate any other agreements that has the impact of restricting the Company’s ability to make loan repayments under the Credit Agreement. In addition, the Company must (i) at all times prior to the Maturity Date, maintain minimum Liquidity (as defined in the Credit Agreement) of $5.0 million and (ii) as of each calculation date set forth in the Credit Agreement, maintain Revenue (as defined in the Credit Agreement) that is not less than the amounts specified in the Credit Agreement. The Credit Agreement also contains certain customary Events of Default which include, among others, non-payment of principal, interest, or fees, violation of covenants, inaccuracy of representations and warranties, bankruptcy and insolvency events, material judgments, cross-defaults to material contracts, certain regulatory-related events and events constituting a change of control. The occurrence of an Event of Default could result in, among other things, the declaration that all outstanding principal and interest under the Perceptive Term Loan Facility are immediately due and payable in whole or in part. As a post-closing condition to the Credit Agreement, Perceptive shall have received evidence from the Company by November 17, 2025 that the Company has received no less than $8,500,000 in gross proceeds from the registered direct offering of its Common Stock.

The foregoing summaries of the Credit Agreement, the Security Agreement and the Form of Warrant (collectively, the “Credit Facility Agreements”) are not complete and are qualified in their entirety by reference to the full text of each of the Credit Agreement, the Security Agreement and the Warrant, copies of which are filed as exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K.

(b) Registered Direct Offering

On November 13, 2025, the Company entered into an underwriting agreement (the “Underwriting Agreement”) by and between Canaccord Genuity LLC, as representative of the several underwriters named therein (the “Underwriters”) relating to an underwritten registered direct offering of (i) 4,189,000 shares (the “Shares”) of the Company’s Common Stock to the Underwriters at a price of $1.11 per share and (ii) pre-funded warrants to purchase up to 7,523,000 shares of Common Stock (the “Pre-Funded Warrants”) at an offering price of $1.1099 per share issuable upon exercise of the Pre-Funded Warrants which represents the per share offering price for the shares of common stock less the $0.0001 per share exercise price for each such Pre-Funded Warrant (the “Offering”). The Offering is expected to close on November 17, 2025, subject to the satisfaction of customary closing conditions. All of the Shares and Pre-Funded Warrants in the Offering are being sold by the Company.

The net proceeds to the Company from the Offering are expected to be approximately $11.9 million after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company may receive nominal proceeds, if any, from the exercise of the Pre-Funded Warrants. The Company intends to use the proceeds from the Offering for general corporate purposes, including but not limited to sales and marketing, research and development activities, general and administrative matters, working capital and capital expenditures.

The Pre-Funded Warrants are immediately exercisable, have an exercise price of $0.0001 and may be exercised at any time after the date of issuance. A holder of Pre-Funded Warrants may not exercise the warrant if the holder, together with its affiliates, would beneficially own more than 9.99% (or, at the election of the purchaser, 4.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to such exercise. A holder of Pre-Funded Warrants may increase or decrease this percentage not in excess of 9.99% by providing at least 61 days’ prior notice to the Company.

The Shares and Pre-Funded Warrants are being offered and sold pursuant to a prospectus supplement, dated November 13, 2025 (the “Prospectus Supplement”), filed with the Securities and Exchange Commission (“SEC”) on November 14, 2025, and an accompanying base prospectus that forms a part of the Company’s Registration Statement on Form S-3 (File No. 333-275511), which was previously filed with the SEC on November 13, 2023 and declared effective on November 20, 2023.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and also provides for customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates and were solely for the benefit of the parties to such agreement. The foregoing summary of the Underwriting Agreement and the Pre-Funded Warrants are qualified in their entirety by reference to the Underwriting Agreement and Form of Pre-Funded Warrant that are filed as Exhibit 1.1 and Exhibit 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Goodwin Procter LLP, counsel to the Company, delivered an opinion as to legality of the issuance and sale of the Shares and the Pre-Funded Warrants in the Offering, a copy of which is filed as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements related to the amount of proceeds expected from the Offering, and the timing and certainty of completion of the Offering. The risks and uncertainties relating to the Company and the Offering include general market conditions, the Company’s ability to complete the Offering on favorable terms, or at all, as well as other risks detailed from time to time in the Company’s filings with the SEC, including in its Annual Report on Form 10-K for the year ended December 31, 2024 and the Prospectus Supplement. These documents contain important factors that could cause actual results to differ from current expectations and from the forward-looking statements contained in this Current Report on Form 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this Current Report on Form 8-K.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the entry into the Credit Agreement, the Company’s Credit and Security Agreement, dated as of May 26, 2022, with MidCap Financial Trust (“MidCap”) was terminated, effective as of the Funding Date, and MidCap’s security interest in the Company’s assets and property was released.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01(a) of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01(a) of this Current Report on Form 8-K with respect to the Warrants is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
1.1	Underwriting Agreement, dated November 13, 2025, by and between TELA Bio, Inc. and Canaccord Genuity LLC.
4.1	Form of Warrant to Purchase Common Stock.
4.2	Form of Pre-Funded Warrant.
5.1	Opinion of Goodwin Procter LLP.
10.1*#	Credit Agreement and Guaranty dated as of November 13, 2025, by and among TELA Bio, Inc., Perceptive Credit Holdings V, LP, as lender and administrative agent.
10.2*	Security Agreement, dated as of November 13, 2025, by and among the Company and Perceptive Credit Holdings V, LP.
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.
#	Confidential information has been omitted because it is both (i) not material and (ii) is the type of information that the Company treats as private or confidential pursuant to Item 601 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELA BIO, INC.

By:	/s/ Antony Koblish
Name:	Antony Koblish
Title:	Chief Executive Officer and Director

Date: November 14, 2025